LEASE AGREEMENT

      THIS LEASE AGREEMENT is made and entered into this 13th day of December, 2001 by and between Richard T. Gregg and Joseph Scott Schaefer, Lessor, and Freedom Financial Group, Inc., Lessee.

                                   WITNESSETH:

      That in consideration of the mutual promises and agreements herein contained, Lessor does by these presents lease unto Lessee, and Lessee hereby leases the following described real estate in Greene County, Missouri, to-wit:

      That  portion  known  as  3042  E.  Elm,   Springfield,   Missouri   65802
(approximately 3,000 +/- square feet of space) (the "Leased Premises").

      Lessor further agrees that Lessee, its agents, servants, employees and business invitees shall have access to and use of the common areas of the Building for purposes reasonably related to Lessee's use of the Leased Premises,

      1. TERM..  The initial  term of this lease shall be one (1) year and eight
(8) months, and it shall commence on January 1, 2002, and it shall terminate on August 31, 2003. The parties further agree that under no circumstances shall the original fixed rent set forth in Paragraph 2 of this Lease Agreement be reduced.

      2. RENT. As compensation for its use of the Leased Premises Lessee does covenant, promise and agree to pay unto Lessor as monthly rent for the said premises on or before the first day of each month, the sum of One Thousand Six Hundred Fifty Dollars ($1,650.00). Lessor hereby acknowledges receipt of the first month's rent and security deposit equal to one (1) month's rent. If any rental payment due hereunder is not paid when due, the unpaid balance hereof shall draw interest at the rate of ten percent (10%) per annum from its due date until paid, which interest shall become and for all purposes of this Lease Agreement be considered as rent.

      3. USE. The demised premises shall be used and occupied only for the purpose of general offices and not otherwise. Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use.

      4. LESSOR'S OBLIGATION TO MAINTAIN. Lessor shall, at all times, at its sole cost and expense, keep the root foundation, plumbing and exterior walls of the building situated on the Leased Premises in good repair and condition, except for reasonable wear and tear, and except that Lessee shall repair any damage caused by Lessee or Lessee's invitees. In the event that the Leased
Premises should become in need of repairs required to be made by Lessor hereunder, Lessee shall give immediate written notice thereof to Lessor, and Lessor shall proceed promptly to make such repairs; provided however, that Lessor shall not be responsible for any loss, whether by interruptions in Lessee's business or otherwise occasioned by Lessor's failure to make repairs for which Lessor is responsible if Lessor undertakes such repairs promptly. Lessor shall be responsible for parking lot repairs and maintenance including snow removal.

      5. LESSEES OBLIGATION TO MAINTAIN. Lessee shall, throughout the term of this Lease Agreement, take good care of the Leased Premises, and keep the Leased Premises in good condition and make all necessary repairs, including repairs to interior windows, doors, and electrical fixtures and heating and air conditioning system (up to $200.00 per year -- Landlord to pay anything over $200.00 per year). Lessee will repair exterior windows and doors only if damaged by Lessee or Lessee's guests. At the end or other termination of this Lease Agreement, Lessee shall deliver up the Leased Premises with all improvements located thereon, in good repair and condition, reasonable wear and tear or acts or omissions of Lessor only excepted.

      6. LESSEE'S IMPROVEMENTS. Lessee shall not create any openings in the roof or exterior walls, nor shall Lessee make any substantial alterations, additions or improvements to the Leased Premises without the prior written consent of the Lessor, which shall not be unreasonably withheld, but at its own cost and expense and in a good workmanlike manner Lessee may make such minor alterations, additions or improvements, or erect such shelves and office furnishings as it may deem desirable, without altering the basic character of the building


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

improvements, and in each case complying with all applicable government laws, ordinances, regulations and other requirements. All shelves, furniture, fixtures and personal property installed by Lessee must be removed by Lessee at the termination of this Lease Agreement, but without damage to the Leased Premises.

      7. PROHIBITED USE. Lessee will not permit the Leased Premises to be used for any purpose or in any manner which would render the insurance thereon void, regardless of whether such insurance is held by Lessor or Lessee.

      8. RESTRICTION AGAINST ADVERTISING. Except as otherwise provided in the Addendum to Lease, no sign, advertising or notice shall be inscribed, painted, affixed or displayed on any of the windows or doors or on any other part of the outside or inside of the Leased Premises, without the prior written consent of the Lessor. The Lessee's trade name signage must conform to the criteria outlined in the Addendum for all Lessee signage.

      9. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter and inspect the Leased Premises at any reasonable time during normal business hours for the purpose of ascertaining the condition of the Leased Premises, or Lessee's compliance with the terms of this Lease Agreement or in order to make such repairs as may be required to be made by the Lessor under the terms of this Lease Agreement. Lessor shall have the right to enter the Leased Premises at any time in case of emergency, as determined by Lessor.

      10. UTILITIES. Lessee will pay for all water, gas, electricity and other utilities used by Lessee on, or in connection with the Leased Premises.

      11. ASSIGNMENT AND SUBLETTING. Lessee shall not assign its rights under this Lease Agreement, nor shall Lessee sublet the whole or any part of the Leased Premises, without Lessor's prior written consent.

      12. DAMAGE TO PREMISES. In case the Leased Premises shall be rendered untenantable by fire, explosion or other casualty, and cannot be restored within ninety (90) days after such occurrence, Lessor or Lessee may, at their option, terminate this Lease. If the Leased Premises can be restored within ninety (90) days, this Lease shall not terminate and Lessor shall repair the Leased Premises within ninety (90) days. Rent shall abate during the period of untenantability. If Lessor does not repair the Leased Premises within said ninety (90) day time, Lessee may at its option, terminate this Lease Agreement and the term hereby created shall cease and terminate.

      13. LIABILITY INSURANCE. During the term of this Lease Agreement, Lessee agrees at its expense to provide and keep in force comprehensive general liability insurance with bodily injury liability limits of $500,000.00 per person and S1,000,000.00 per accident, protecting Lessor and Lessee against any liability to any person whomsoever for injury to person or damage to property arising out of or in connection with the Lessee's use of the Leased Premises or in the condition of the Leased Premises. Lessee further agrees to have the Lessor named as a named insured in said policy of insurance and to provide a copy of said policy of insurance to Lessor prior to occupying the Leased Premises. The policy of insurance shall require thirty (30) days advance written notice to Lessor of any cancellation of the policy of insurance. Lessor shall maintain comprehensive general liability insurance covering the parking and common areas protecting Lessor and Lessee against liability for injury to persons or damage to property resulting from Lessor's acts or omissions. Lessor agrees to provide and keep in force during the term hereof fire and extended coverage insuring the Leased Premises and the building in which it is situated at full replacement value and to deliver a certificate to Lessee evidencing such coverage (and renewals of such coverage). Lessor shall not be liable to Lessee or Lessee's employees, agents or invitees, or to any person whomsoever, for any injury to person or damage to property on or about the Leased Premises, caused by negligence or misconduct of Lessee, its agents, servants, employees or invitees, and Lessee agrees to indemnify Lessor and hold Lessor harmless from any loss, expense or claims arising out of any such damage or injury. Lessee


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

shall not be liable to Lessor or Lessor's employees, agents or visitors, or: to any person whomsoever, for any injury to person or damage to property on or about the Leased Premises, caused by negligence or misconduct of Lessor, its agents, servants, employees or invitees, and Lessor agrees to indemnify Lessee and hold Lessee harmless from any loss, expense or claims arising out of any such damage or injury.

      14. CONDEMNATION. If the whole or any substantial part of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or should be sold to the condemning authority under threat of condemnation, this Lease Agreement shall terminate and the rent shall be abated during the unexpired portion of this Lease Agreement. All condemnation awards, except any award to the Lessee for interruption of Lessee's business or to defray the cost of moving to a new location, shall be paid to and belong to the Lessor.

      15. EVENTS OF DEFAULT. The following shall be deemed Events of Default by Lessee under this Lease Agreement.

            a) Lessee shall fail to pay any installment of rent due under this Lease Agreement if such failure shall continue for a period of ten
            (10) days after the due date thereof, with no written notice of delinquency from Lessor being required.

            b) Lessee shall fall to comply with any term, provision or condition of this Lease Agreement, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof from Lessor.

      16. LESSOR'S REMEDIES. Upon the occurrence of any Event of Default as set forth in Paragraph 15 of this Lease Agreement, Lessor shall have the option to pursue any one or more of the following remedies without any notice whatsoever:

            a) Terminate this Lease Agreement and declare immediately due and payable the balance of rent for the remaining term of the Lease Agreement, in which event Lessee shall immediately surrender the

            Leased Premises to Lessor, and if Lessee shall fail so to do, Lessor may without prejudice to any other remedy which it may have for possession or arreerages in rent, enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, without being liable for any claim or damages therefor and Lessee agrees to pay Lessor on demand the amount of all loss, damage, costs and expenses which Lessor may incur by reason of the Event of Default, including attorneys' fees, costs and expenses, and Lessee further agrees that Lessor shall not be liable for any damages to Lessee's property or business operations resulting to the Lessee from such action, whether caused by the negligence of Lessor or otherwise.

            b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, and do or cause to be done whatever Lessee is obligated to do under the terms of this Lease Agreement, except that Lessor shall not use Lessee's trade | name, signs or business identity in connection therewith, without being liable for any claim or damages therefor and Lessee agrees to pay Lessor on demand the amount of all loss, damage, costs and expenses which Lessor may incur by reason of the Event of Default, including reasonable attorneys' fees, costs and expenses, and Lessee further agrees that Lessor shall not be liable for any damages to Lessee's property or business operations resulting to the Lessee from such action, whether caused by the negligence of Lessor or otherwise.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies herein provided or any other remedy provided by law or in equity, nor shall the pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions or conditions contained in this Lease Agreement. Failure by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or


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

construed to constitute a waiver of such default, or of any other violation or breach of any of the terms, provisions or conditions herein contained. If any action shall be taken by Lessor to recover any rent or other charges or payments under this Lease Agreement, or for or on account of any breach of or to enforce any of the terms, provisions or conditions of this Lease Agreement or for the recovery of possession of the Leased Premises, the Lessor shall be entitled to recover from the Lessee as a part of such costs Lessor's attorneys' fees and court costs and all expenses related to such actions, regardless of whether suit is filed.

      17. LESSOR'S COVENANTS. Lessor covenants, warrants and represents that it has full right and power to execute and perform this Lease Agreement and to grant the estate demised herein and that Lessee, on payment of the rent herein reserved and performing the covenants and agreements herein contained, shall . peaceably and quietly have, hold and enjoy the Leased Premises during the full term of this Lease Agreement, or any extension or renewal hereof; t 6 0 provided however, that Lessee accepts this Lease Agreement subject and subordinate to any mortgage, deed of trust or other lien presently existing upon the Leased Premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest hereunder to any recorded mortgage, deed of trust or other lien hereinafter placed on the Leased Premises, and Lessee agrees upon demand to execute such further instruments subordinating this Lease Agreement as Lessor may request, provided such further subordination shall be upon the express condition that the rights of Lessee as set forth in the Lease Agreement shall remain in full force and effect during the term of this Lease Agreement so long as Lessee shall continue to observe and perform all of the terms, provisions and conditions of this Lease Agreement.

      18. COMPLIANCE. Each provision of this Lease Agreement or of any applicable governmental law or other requirement with reference to the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

            a) All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to the Lessor at the address hereinbelow set forth or at such other address as the Lessor may specify from tine to time by written notice, delivered in accordance herewith.


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

            b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered

            (i) when received or rejected by a person at the intended address set out below, if delivered by courier, (ii) upon electronic confirmation of receipt if sent by facsimile to the fax number set forth by the signatures of the parties hereto or (iii) whether actually received or not, when deposited in the United States mail, postage prepaid, registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below or at such other address as they have heretofore specified by written notice delivered in accordance herewith.

      19. ENTIRE AGREEMENT. This Lease Agreement, signed by Lessor and Lessee, embodies the entire agreement between the parties with respect to Lessor's leasing the Leased Premises to Lessee. There are no representations, terms, covenants, conditions or agreements between the parties pertaining to leasing the Leased Premises which are not herein contained. The terms, provisions, covenants and conditions contained in this Lease Agreement shall apply to, and inure to the benefit of and be binding upon the parties hereto and their respective successors in interest and legal representatives, except as otherwise herein expressly provided, All rights, powers, privileges, immunities and duties of Lessor under this Lease Agreement including but not limited to any notices required to be delivered by Lessor to Lessee hereunder, may at Lessor's option, be exercised or performed by Lessor's agent or attorney.

      IN WITNESS WHEREOF, the parties have set their hand and seal, this 13th day of December, 2001.

                  LESSOR:     RICHARD T. GREGG AND JOSEPH SCOTT
SCHAEFER

                              /s/ Richard T. Gregg
                              --------------------------------------------------
                                  RICHARD T. GREGG                  DATE


                              /s/ Joseph Scott Schaefer
                              --------------------------------------------------
                                  JOSEPH SCOTT SCHAEFER             DATE

                  LESSEE:     FREEDOM FINANCIAL GROUP, INC.

                              /s/ Vern Schweigert                 12/06/01
                              --------------------------------------------------
                                  Vern Schweigert, Trustee          DATE

                              --------------------------------------------------
                              LESSEE                                DATE

                               AMENDMENT TO LEASE

      THIS AMENDMENT TO LEASE AGREEMENT is made and entered into as of the ___ day of April, 2003, by and between Richard T. Gregg and Joseph Scott Schaefer, (hereinafter referred to as "Lessor") and Freedom Financial Group, Inc. (hereinafter referred to as "Lessee").

WHEREAS,   the  parties   hereto   entered  into  that  certain  lease
agreement dated 13th day of December, 2001, covering the lease space in the building situated at 3042 E. Elm, Springfield, Missouri and;

WHEREAS, Lessor and Lessee desire to expand the Leased Premises and extend the lease term and;

WHEREAS, by mutual agreement, the parties hereto desire to amend said Lease.

                                   WITNESSETH

NOW THEREFORE, for and in consideration of the covenants, conditions, agreements and stipulations hereinafter expressed, it I. hereby expressed understood and agreed by and between the parties hereto that the lease between Lessor and Lessee is hereby changed and amended in the following particulars, to-wit:

1. Lessor and Lessee agree to expand the Leased Premises to include an additional 1,875 sq.

      ft., known as 3050 E. Elm, for a total of 4,875 sq. ft.

2. Beginning on May 1, 2003, the rent shall be adjusted to Two Thousand Four Hundred Fifty and 00/100 Dollars ($2,450.00) per month for the remainder of the term.

3. Lease term shall be extended twelve months to expire on August 31, 2004.

Except for provisions, which may be inconsistent with the express language intent of the amendment, all provisions of the Lease Agreement dated the 13th day of December, 2001, shall be in full force and effect

LESSOR                                    LESSEE


   /s/ Richard Thomas Gregg                       /s/ Jerald L. Fenstermaker
-------------------------------                ---------------------------------

   /s/ Scott Schaefer                          President, Freedom Financial Grp.
-------------------------------                ---------------------------------
                                               April 25, 2003

                               AMENDMENT TO LEASE

      THIS AMENDMENT TO LEASE AGREEMENT is made and entered into as of the ___ day of July, 2004, by and between Richard T, Gregg and Joseph Scott Schaefer, (hereinafter referred to as "Lessor") and Freedom Financial Group, Inc. (hereinafter referred to as "Lessee").

WHEREAS, the parties hereto entered into that certain lease agreement dated 13th day of December, 2001, and amended on April 25, 2003, covering the lease space in the building situated at 3042 E. Elm and 3050 E. Elm, Springfield, Missouri and

WHEREAS, Lessor and Lessee desire to reduce the Leased Premises and extend the lease term and;

      WHEREAS,  by mutual  agreement,  the parties  hereto  desire to amend said
Lease.

                                   WITNESSETH

NOW THEREFORE, for and in consideration of the covenants, conditions, agreements and stipulations hereinafter expressed, it is hereby expressed understood and agreed by and between the parties hereto that the lease between Lessor and Lessee is hereby changed and amended in the following particulars, to-wit:

1. Lessor and Lessee agree to that Lessee shall vacate 3042 E. Elm on July 31, 2004.

2. Beginning on July 1, 2004, the rent shall be adjusted to Eight Hundred and 00/100 Dollars ($800.00) per month for the remainder of the term.

3. Upon expiration of this Lease Lessee and Lessor agree that Lessee shall remain in the Leased Premises on a month to month tenancy, Lessee shall give Lessor thirty days advance written notice of' its intent to vacate. During month to month tenancy all terms and conditions of this Lease shall remain in effect.

Except for provisions, which may be inconsistent with the express language intent of the amendment, all provisions of the Lease Agreement dated the 13th day of December, 2001, shall ix; in lull force and effect.

LESSOR                              LESSEE


   /s/ Richard Thomas Gregg                       /s/ Jerald L. Fenstermaker
-------------------------------                ---------------------------------
                                               President 6/24/04


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